STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited)

General American Investors

	Shares	COMMON STOCKS		Value (Note 1a)
Communication	Media and Entertainment (6.6%)
Services	444,923	Alphabet Inc. - Class C (a)		$67,743,976
(8.4%)	1,333,704	Angi Inc. - Class A (a)		3,494,305
	22,000	Meta Platforms, Inc. - Class A		10,682,760
	56,478	The Walt Disney Company		6,910,648
			(Cost $30,289,788)	88,831,689
	Telecommunication Services (1.8%)
	906,602	AT&T Inc.		15,956,195
	274,199	GCI Liberty, Inc. Escrow (a)		—
	50,000	T-Mobile US, Inc.		8,161,000
			(Cost $21,017,578)	24,117,195
			(Cost $51,307,366)	112,948,884

Consumer	Automobiles and Components (0.5%)
Discretionary	150,000	General Motors Company	(Cost $5,801,140)	6,802,500
(10.1%)
	Consumer Services (1.8%)
	173,157	Expedia Group, Inc. (a)	(Cost $19,509,499)	23,852,377

	Distribution and Retail (7.8%)
	286,000	Amazon.com, Inc. (a)		51,588,680
	525,092	The TJX Companies, Inc.		53,254,830
			(Cost $12,034,026)	104,843,510
			(Cost $37,344,665)	135,498,387

Consumer	Distribution and Retail (2.6%)
Staples	47,000	Costco Wholesale Corporation	(Cost $1,420,284)	34,433,610
(8.9%)
	Food, Beverage and Tobacco (4.6%)
	325,000	Nestlé S.A. (Switzerland)		34,505,461
	160,000	PepsiCo, Inc.		28,001,600
			(Cost $18,526,343)	62,507,061
	Household and Personal Products (1.7%)
	443,135	Unilever PLC (Netherlands/United Kingdom)	(Cost $12,716,856)	22,240,103
			(Cost $32,663,483)	119,180,774

Energy	504,230	Cameco Corporation (Canada)		21,843,244
(5.3%)	81,991	Chevron Corporation		12,933,260
	1,020,030	Energy Transfer LP		16,045,072
	93,100	Exxon Mobil Corporation		10,821,944
	1,173,370	Gulf Coast Ultra Deep Royalty Trust		13,875
	136,106	Valaris Limited (Bermuda) (a)		10,243,337
			(Cost$38,929,227)	71,900,732

Financials	Banks (2.5%)
(19.8%)	80,000	JPMorgan Chase & Co.		16,024,000
	125,000	M&T Bank Corporation		18,180,000
			(Cost $6,572,917)	34,204,000
	Financial Services (6.9%)
	110	Berkshire Hathaway Inc. - Class A (a)(b)		69,788,400
	243,415	Nelnet, Inc. - Class A		23,039,230
			(Cost $2,968,650)	92,827,630

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued

General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Financials	Insurance (10.4%)
(19.8%)	675,249	Arch Capital Group Ltd. (a) (Bermuda)		$62,420,018
(continued)	153,624	Axis Capital Holdings Limited (Bermuda)		9,988,632
	129,196	Everest Group, Ltd. (Bermuda)		51,355,410
	220,327	MetLife, Inc.		16,328,434
			(Cost $23,032,935)	140,092,494
			(Cost $32,574,502)	267,124,124

Health Care	Equipment and Services (3.1%)
(11.9%)	20,000	The Cigna Group		7,263,800
	37,000	Humana Inc.		12,828,640
	200,434	iCAD, Inc. (a)		322,699
	107,403	Medtronic plc (Ireland)		9,360,171
	110,000	Tenet Healthcare Corporation (a)		11,562,100
			(Cost $34,348,181)	41,337,410
	Pharmaceuticals, Biotechnology and Life Sciences (8.8%)
	25,000	Amgen Inc.		7,108,000
	50,010	Danaher Corporation		12,488,497
	119,900	Gilead Sciences, Inc.		8,782,675
	260,439	Intra-Cellular Therapies, Inc. (a)		18,022,379
	204,326	Merck & Co., Inc.		26,960,816
	365,808	Pfizer Inc.		10,151,172
	294,350	Quantum-Si Incorporated - Class A (a)		579,870
	14,576	Regeneron Pharmaceuticals, Inc. (a)		14,029,254
	741,727	SIGA Technologies, Inc.		6,349,183
	300,000	Stevanato Group S.p.A. (Italy)		9,630,000
	347,993	Valneva SE (a) (France)		1,365,447
	354,361	Valneva SE ADR (a) (France)		2,831,344
			(Cost $68,779,129)	118,298,637
			(Cost $103,127,310)	159,636,047

Industrials	Capital Goods (3.2%)
(9.6%)	862,873	BAE Systems plc (United Kingdom)		14,697,066
	40,500	Eaton Corporation plc (Ireland)		12,663,540
	165,000	RTX Corporation		16,092,450
			(Cost $18,422,053)	43,453,056
	Commercial and Professional Services (6.4%)
	448,897	Republic Services, Inc.	(Cost $6,242,185)	85,936,842
			(Cost $24,664,238)	129,389,898

Information	Semiconductors and Semiconductor Equipment (10.3%)
Technology	433,364	AIXTRON SE (Germany)		11,454,600
(24.8%)	61,652	Applied Materials, Inc.		12,714,492
	69,600	ASML Holding N.V. (Netherlands)		67,544,712
	23,500	Broadcom Inc.		31,147,135
	694,895	indie Semiconductor, Inc. - Class A (a)		4,919,857
	65,009	Universal Display Corporation		10,950,766
			(Cost $31,361,304)	138,731,562
	Software and Services (9.5%)
	30,000	Adobe Inc. (a)		15,138,000
	205,000	Microsoft Corporation		86,247,600
	1,666,915	NextNav Inc. (a)		10,968,300
	36,381	Tyler Technologies, Inc. (a)		15,462,289
			(Cost $35,233,755)	127,816,189

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued

General American Investors

	Shares	COMMON STOCKS (continued)		Value (Note 1a)
Information	Technology, Hardware and Equipment (5.0%)
Technology	351,000	Apple Inc.		$60,189,480
(24.8%)	138,260	Cisco Systems, Inc.		6,900,557
(continued)			(Cost $9,474,741)	67,090,037
			(Cost $76,069,800)	333,637,788

Materials	538,858	Agnico Eagle Mines Limited (Canada)		32,142,880
(4.7%)	932,438	Alamos Gold Inc. - Class A (Canada)		13,753,461
	816,056	Algoma Steel Group Inc. (Canada)		6,928,315
	243,593	Cleveland-Cliffs Inc. (a)		5,539,305
	1,057,591	Ferroglobe PLC (United Kingdom) (a)		5,266,803
			(Cost $52,033,371)	63,630,764

Utilities	260,000	Dominion Energy, Inc.	(Cost $12,610,242)	12,789,400
(0.9%)

Miscellaneous	3,279,464	Other (c)	(Cost $17,840,172)	17,656,760
(1.3%)
		TOTAL COMMON STOCKS (105.7%)	(Cost $479,164,376)	1,423,393,558

		PURCHASED OPTIONS (a)
Puts	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional
Capital Goods	822	Fastenal Company/April 19, 2024/$70/$5,754,000	(Cost $50,131)	16,440

Commercial and Professional Services	982	Republic Services, Inc./April 19, 2024/$180/$17,676,000	(Cost $164,700)	9,820

Automobiles and Components	2,000	General Motors Company/April 19, 2024/$39/$7,800,000	(Cost $126,054)	8,000

Consumer Staples Distribution and Retail	150	Costco Wholesale Corporation/May 17, 2024/$740/$11,100,000	(Cost $215,554)	297,000

Semiconductors and Semiconductor Equipment	20	Broadcom Inc./April 19, 2024/$1,330/$2,660,000	(Cost $126,572)	79,600

Technology, Hardware and Equipment	500	Apple Inc./April 19, 2024/$170/$8,500,000	(Cost $125,828)	113,000

		TOTAL PURCHASED OPTIONS (0.0%)	(Cost $808,839)	523,860

STATEMENT OF INVESTMENTS March 31, 2024 (Unaudited) - continued

General American Investors

Principal	SHORT-TERM SECURITIES		Value (Note 1a)
	U.S. Treasury Bills
$25,000,000	Due April 25, 2024, 5.31% (d)		$24,911,500
25,000,000	Due August 22, 2024, 5.10% (d)		24,488,578
		(Cost $49,405,042)	49,400,078

Shares
66,781,445	State Street Institutional Treasury Plus Money Market Fund, Trust Class, 5.17% (e)	(Cost $66,781,445)	66,781,445

	TOTAL SHORT-TERM SECURITIES (8.7%)	(Cost $116,186,487)	116,181,523

TOTAL INVESTMENTS (f) (114.4%)		(Cost $596,159,702)	1,540,098,941
Liabilities in excess of other assets (-0.3%)			(3,638,457)
			1,536,460,484
PREFERRED STOCK (-14.1%)			(190,038,825)
NET ASSETS APPLICABLE TO COMMON STOCK (100%)			$1,346,421,659

ADR - American Depository Receipt

(a)	Non-income producing security.
(b)	50 shares of 110 total shares held as collateral for options written.
(c)	Securities which have been held for less than one year, not previously disclosed, and not restricted.
(d)	Yield to maturity at purchase.
(e)	7-day yield.
(f)	At March 31, 2024, the cost of investments and derivatives for Federal income tax purposes was $593,062,104; aggregate gross unrealized appreciation was $953,433,199; aggregate gross unrealized depreciation was $6,429,370; and net unrealized appreciation was $947,003,829.

STATEMENT OF OPTIONS WRITTEN March 31, 2024 (Unaudited)

Calls	Contracts (100 shares each)	Company/Expiration Date/ Exercise Price/Notional	Premiums Received*	Value (Note 1a)
Banks (0.0%)	250	M&T Bank Corporation/April 19, 2024/$140/$3,500,000	$174,492	$207,500

*	The maximum cash outlay if all options are exercised is $3,500,000.

(see notes to unaudited financial statements)

NOTES TO FINANCIAL STATEMENTS (Unaudited)

General American Investors

1. Significant Accounting Policies and Other Matters – General American Investors Company, Inc. (the “Company”), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The accompanying financial statements have been prepared in accordance with United States generally accepted accounting principles (“U.S. GAAP”) pursuant to the requirements for reporting; Accounting Standards Codification 946, Financial Services – Investment Companies (“ASC 946”), and Regulation S-X.

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income, expenses, and gains and losses during the reported period. Changes in the economic environment, financial markets, and any other parameters used in determining these estimates could cause actual results to differ, and these differences could be material.

a. Security Valuation Equity securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Equity securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ equity securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for options written) on the valuation date. Equity securities traded primarily in foreign markets are valued at the closing price of such securities on their respective exchanges or markets. Corporate debt, domestic and foreign, and U.S. government securities are generally traded in the over-the-counter market rather than on a national securities exchange. The Company utilizes the latest bid prices furnished by independent pricing services with respect to transactions in such securities to determine current market value if maturity date exceeds 60 days. Investments in such securities maturing within 60 days or less are valued at amortized cost. If, after the close of foreign markets, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Investments in money market funds are valued at their net asset value.

b. Options The Company may purchase and write (sell) exchange traded put and call options on equity securities. The Company purchases put options or writes call options to hedge the value of portfolio investments while it purchases call options and writes put options to obtain market exposure. The risk associated with purchasing an option is that the Company pays a premium whether or not the option is exercised. Additionally, the Company bears the risk of loss of the premium and a change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums received from writing options are reported as a liability on the Statement of Assets and Liabilities. Those that expire unexercised are treated by the Company on the expiration date as realized gains on written option transactions in the Statement of Operations. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss on written option transactions in the Statement of Operations. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss on investments in the Statement of Operations. If a written put option is exercised, the premium reduces the cost basis of the securities purchased by the Company and is parenthetically disclosed on the Statement of Assets and Liabilities. The Company as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. For exchange traded options purchased, the Company bears the risk of loss in the amount of the premiums paid plus appreciation in market value should a counterparty fail to perform under the contract. Options written by the Company do not give rise to counterparty risk as options written obligate the Company to perform. The Company has not entered into a master netting agreement with respect to options on equity securities. See Note 4 for option information.

c. Security Transactions and Investment Income Security transactions are recorded as of the trade date. Realized gains and losses are determined on the specific identification method. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income is recognized daily on the accrual basis, adjusted for the accretion of discounts and amortization of premiums.

d. Foreign Currency Translation and Transactions Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies versus U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Company’s Board of Directors. The Company does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. These changes are combined and included in net realized and unrealized gain or loss on the Statement of Operations.

NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued

General American Investors

1. Significant Accounting Policies and Other Matters – (Continued from bottom of previous page.)

Realized foreign exchange gains or losses may also arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses may also arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. companies as a result of, among other factors, the possibility of political or economic instability or the level of governmental supervision and regulation of foreign securities markets.

e. Dividends and Distributions The Company expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually to common shareholders and quarterly to preferred shareholders. Dividends and distributions to common and preferred shareholders, which are determined in accordance with Federal income tax regulations, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital as they arise.

f.  Federal Income Taxes The Company’s policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required. In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Company’s tax positions taken or expected to be taken on Federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Company’s financial statements.

g.  Indemnifications In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects any future risk of loss thereunder to be remote.

2.  Fair Value Measurements – Various data inputs are used in determining the value of the Company’s investments. These inputs are summarized in a hierarchy consisting of the three broad levels listed below:

Level 1 - quoted prices in active markets for identical securities (including money market funds which are valued at net asset value, typically $1 per share),

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, etc.), and

Level 3 - significant unobservable inputs (including assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. No transfers among levels occurred during the three months ended March 31, 2024. The following is a summary of the inputs used to value the Company’s net assets as of March 31, 2024:

Assets	Level 1	Level 2	Level 3	Total
Common stocks	$1,423,393,558	—	—	$1,423,393,558
Purchased options	523,860	—	—	523,860
U.S. Treasury bills	—	$49,400,078	—	49,400,078
Money market fund	66,781,445	—	—	66,781,445
Total	$1,490,698,863	$49,400,078	—	$1,540,098,941

Liabilities
Options written	$207,500	—	—	$207,500